UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 17, 2007


                          Willis Group Holdings Limited
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Bermuda
                                     -------
                 (State or Other Jurisdiction of Incorporation)


             001-16503                              98-0352587
             -------------------------------------------------
     (Commission File Number)            (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
                            ------------------------
                    (Address of Principal Executive Offices)


                               (44) (20) 7488-8111
                               -------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 8.01  Other Events.

On July 17, 2007, Willis Group Holdings Limited ("Willis") reached an agreement with the Department of Financial Services, the Attorney General's Office and the Office of Insurance Regulation of the State of Florida to resolve issues from the industry-wide investigation into insurance broker activities regarding compensation disclosure from 1999 through 2004.

The $2.6 million settlement will be used for the benefit of Florida public entity policyholder clients of Willis. Under the settlement, Willis denied any wrongdoing but agreed to reimburse clients without any formal action taken by the state agencies, and to reimburse the State for its investigatory costs.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WILLIS GROUP HOLDINGS LIMITED

Date: July 20, 2007                    By: /s/ Adam G. Ciongoli
                                       ----------------------------------
                                         Name: Adam G. Ciongoli
                                         Title: General Counsel